Thai Fund Inc.–Fund Rights Offering
Interview between Dennis Shea & Sebestian Chia

Screen 1:

Performance data quoted throughout the interview is through March 31, 2006 and represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown.

Important Risk Disclosure

Investing in the Fund’s common stock involves certain risks, including risks arising from the Fund’s investments in securities of Thai companies. You should consider carefully the information found in the section entitled ‘‘Risk Factors and Special Considerations’’ in the prospectus. There is no assurance that the Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please be aware that this Fund is subject to certain additional risks, including those associated with: Equity. In general, equity securities’ values also fluctuate in response to activities specific to a company. Geographic concentration. The Fund is more susceptible to such risks affecting Thai companies than a fund that does not limit its investments to such issuers. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Non-diversification. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund's overall value to decline to a greater degree than a less concentrated portfolio.

Screen 2:

The Thai Fund, Inc.
An Exclusive Rights Offering to Existing Stockholders

Begin interview:

DS: Hi, everyone. I’m Dennis Shea, Chief Investment Officer for Global Equity at Morgan Stanley Investment Management. As you may already know, The Thai Fund, Inc. has announced its intention to offer exclusively to existing stockholders the option to purchase additional shares of the Fund otherwise known as a Rights Offering. I’m joined today by Sebestian Chia, portfolio manager for the Fund.

1. DS: Sebestian, tell us what this Rights Offering is about.

SC: Sure, Dennis. The Rights are non-transferable privileges issued by the Fund that can be exercised for a certain number of shares. In this case, the Fund will provide existing stockholders one right per share they hold. They will then be eligible to purchase one new share for every four rights they hold.

2. DS: Is it expected that the Rights Offering will beneficial to the Fund and its stockholders?

SC:   Yes, we believe it will be. First, the Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the Fund's assets available for investment. We believe that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on attractive investment opportunities in Thailand’s securities market.

Also, increasing Fund assets available for investment may result in a modest lowering of the Fund's expenses (as a percentage of average net assets) because the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in an improvement in the liquidity of the Fund's shares on the New York Stock Exchange and may increase the level of market interest in the Fund. Of course, stockholders should consider the risks of investing in the Fund, which are described in the prospectus for the Rights Offering,

3. DS: Sebestian, I understand this Rights Offering provides stockholders the opportunity to purchase additional shares of the Fund's common stock at a price below the market price or at net asset value.

The new shares will be priced at 95% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the expiration date and the four proceeding trading days (five trading days total), but in no case less than the NAV on the expiration date. Can stockholders subscribe for more shares than their Rights entitle them to purchase?

SC: Yes. Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same subscription price. If sufficient remaining shares are not available to honor all over-subscription requests, the available shares will be allocated on a pro rata basis among stockholders based on the number of Rights originally issued.

The following needs to be scrolled across the screen:

The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund’s Common Stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund’s common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires.

4. DS: Let’s change gears and talk about the Fund and the investment climate in Thailand. First of all, how has the Fund performed?

SC: We are pleased with the Fund’s relative and absolute performance over the past few years. The Fund has performed in line with the its benchmark, the Securities Exchange of Thailand Index, over the past year. Over the 3-year period, the Fund outperformed the Index by 1.05% per year. The Fund posted an average annual return of 31.46% at NAV, versus 30.41% for the Index. Since its inception of February 6, 1988, the Fund outperformed the Index by 1.81% per year, delivering an average annual return of 3.66% at NAV. Of course past performance is no guarantee of future results.

(Have scrolled across the bottom: Please see the performance slide for the Fund’s performance for the one-, three-, five-, ten-year periods and since its inception for the period ended March 31, 2006.)

5. DS: Can you briefly describe your investment process?

SC: The Fund invests its assets in a variety of Thai industries. In selecting industries and companies for investment, we consider the overall growth prospects, competitive position in markets served, technology, research and development, and productivity. We also take into account labor costs, profit margins, return on investment, government regulation, quality and experience of the management team as well various other factors that effect valuations.

In addition, the Thai market offers a really good mix of global cyclicals and domestic plays. In the case of the former, we track global cycles and buy stocks where the cycles are in the upswing and have not been factored into share prices. For the domestic plays, we like stocks with rising pricing power and strong management.

6. DS: What do you think is behind the huge wave of growth that we’ve seen in the Thai equity market over the last few years?

A: The country suffered for a long time from the shocking effect of the financial crisis in 1997. Both corporations and consumers became extremely conservative in investment and spending, which further impeded economic growth. However, a new Prime Minister, Thaksin Shinawatra, was elected in 2001, and his unorthodox economic policies helped to boost domestic confidence and successfully revived economic growth. With stronger growth and much healthier balance sheets, Thai equities became attractive, and hence the surge in interest in the market.

7. DS: Can you briefly review some of the concerns you have for the near term that may affect the region?

SC: One of the key factors that caused the slowdown of the economy was the high price of oil as Thailand is a net importer of oil. In the first half of 2005, the country’s balance of payments reversed from a surplus to a deficit, mainly due to the high price of oil. Higher oil prices also had an impact on inflation and interest rates. Higher oil price are a key concern. Having said that, the impact of higher oil prices to the economy should not be as drastic as it was in the first half of 2005. This is because the government had removed oil subsidies in the country since July 2005. Hence, a higher oil price should be partly mitigated by lower demand for oil.

Another concern is a longer than expected political crisis. Following the resignation of Prime Minister Thaksin in April this year, we are still unsure as to who will lead the interim government and how that will impact policies that were to be implemented had Thaksin remained the Prime Minister. While we do not believe his resignation will bring us back to the gloom and doom of 2001, we are just unsure if the long term policies that he wanted to implement to improve the competitiveness of the country will be carried out.

8. DS: What is your outlook for the region?

SC: Barring a sharp increase in oil prices, the region is poised to show strong growth over the next few years as many countries are benefiting from the strong growth from China and India. At the same time, the fiscal positions of countries in the region are in much better shape which should lead to appreciation in their currencies.

9. DS: So, the Rights Offering sounds like a compelling opportunity for current stockholders to obtain additional shares of the Fund at a discount to the market price or at NAV, plus take potential advantage of future growth opportunities in Thailand.

Stockholders who are interested should contact their broker, custodian or trust officer, who can then forward instructions on their behalf. Thank you for tuning in to this webcast today.

PERFORMANCE AND BENCHMARK INFORMATION:

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns % (As of March 31, 2006)

	1 Year	3 Year	5-Year	10-Year	Since Inception (February 16, 1988)
Fund Return Based on NAV	8.21%	31.46%	25.37%	(8.88)%	3.66%
Fund Return Based on Market Price	8.84	39.36	29.98	(7.01)	4.52
SET Index	8.20	30.41	23.78	(9.49)	1.85

Returns are compared to an unmanaged market index. Returns do not reflect the effect of rights issued associated with Fund rights offerings, if any.

The U.S. dollar adjusted Securities Exchange of Thailand Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The prospectus contains more detailed information, including risk factors about the Rights Offering. The prospectus may be obtained by contacting the Information Agent at 1-866-509-4953 (stockholders) or 1-212-440-9800 (banks and brokers). Read the prospectus carefully before investing or sending money.

DILUTION

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.